Note 5 - Prepaid Expenses and Other Current Assets (Detail) - Prepaid expenses and other current assets (USD $)	Dec. 31, 2012	Dec. 31, 2011
Prepayment of advertising fees	$ 12,728	$ 149,041
Advertising deposit	47,729	47,612
Advances to suppliers	1,085,226	755,290
VAT refund receivable	89,843	1,127,326
Income tax and business tax refund receivable	3,914	11,792
Interest receivable	1,019,415	1,009,158
Other current assets	521,492	478,453
	$ 2,780,347	$ 3,578,672